UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2008

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Montpelier House
94 Pitts Bay Road
Pembroke HM 08
Bermuda
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2008, Montpelier Re Holdings Ltd. (the “Company”) announced the appointment of Michael S. Paquette as Chief Financial Officer (“CFO”) and an Executive Vice President of the Company, effective May 1, 2008. Mr. Paquette, who currently serves as the Company’s principal accounting officer, will also serve as the Company’s principal financial officer upon becoming CFO.

Mr. Paquette is replacing Kernan V. Oberting, who has served as CFO of the Company since October 2004.  Mr. Oberting is establishing an investment advisory company and will continue to provide Montpelier with corporate finance, asset allocation and investment advisory services.

Mr. Paquette, who is 44 years old, currently serves as our Group Controller and is a Senior Vice President of the Company.  Prior to joining the Company in May 2007, he spent 18 years with White Mountains Insurance Group, Ltd. in a variety of capacities, including its Controller.  Mr. Paquette holds a Bachelor of Science in Accounting from the University of Vermont and is a Certified Public Accountant, a Certified Management Accountant and a Certified Financial Manager.  There are no family relationships among Mr. Paquette and any of the Company’s other directors and executive officers.

In connection with his appointment as CFO, the Board approved a new service agreement among the Company and Mr. Paquette which becomes effective May 1, 2008.  The new service agreement provides, among other things, for an initial annual base salary of $300,000, plus bonuses as determined by the Board of Directors.  The agreement also contains termination provisions for disability, for cause, and for good reason, as set forth in Mr. Paquette’s service agreement.

The foregoing is qualified in its entirety by reference to Mr. Paquette’s service agreement, a copy of which is attached hereto and incorporated herein by reference.

The press release announcing the appointment of Mr. Paquette as CFO is furnished as Exhibit 99.1 to this report and is incorporated into this Form 8-K by reference.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Service Agreement among Michael S. Paquette and the Company dated March 11, 2008.
99.1	Text of Press Release dated March 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

March 11, 2008	By:	/s/ Jonathan B. Kim
Date	Name:	Jonathan B. Kim
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Service Agreement among Michael S. Paquette and the Company dated March 11, 2008.
99.1	Text of Press Release dated March 11, 2008.